CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) shares in Thousands, $ in Thousands	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement of Financial Position [Abstract]
Allowance for doubtful accounts	$ 2,111	$ 3,304	$ 1,879
Fixed assets, accumulated depreciation	$ 132,174	$ 129,579	$ 128,546
Preference shares, authorized (in shares)	145,000	145,000	95,000
Preference shares, issued (in shares)	145,000	145,000	95,000
Preference shares, outstanding (in shares)	145,000	145,000	95,000